MATTHEW 25 FUND, INC.

                            FINANCIAL STATEMENTS

                               JUNE 30, 2000

































MATTHEW 25 FUND, INC.
605 Cloverly Ave.
Jenkintown, PA 19046
1-215-884-4458
1-888-M25-FUND

Dear Shareholders of Matthew 25 Fund, Inc.,
        This letter will focus on one of the most important aspects of long-term investing in stocks. We have all heard the old adage in Real Estate "LOCATION, LOCATION and LOCATION". I posit that with stocks you need to focus on "EARNINGS, EARNINGS and EARNINGS". The repetition emphasizes that there are three aspects to a stock's earnings:
            1. What is the quality and growth ability of the earnings?
            2. How will management allocate earnings?
            3.  How do these earnings compare to other stocks and bonds?

        The standard measure of earnings for stocks is the PE Ratio. This simply means Price to Earnings Ratio or the market price of a stock divided by its earnings. This ratio is inverted from our usual way of thinking; typically we
divide earnings by the price of an investment.   For example, with a bond or a
certificate of deposit you would look at the Yield, which is simply the interest you will earn per dollar invested. Therefore, besides PE's, I like quoting the Earnings Yield of a stock which is its earnings divided by its market price. An Earnings Yield should not be confused with a stock's Dividend Yield, which only reflects the earnings paid to you. The remaining earnings though not paid to you should have economic value for you. Earnings not paid in dividends may be used to grow the business, make investments within the company, pay off debt, buyback shares or simply build up corporate cash.
       The following list shows the PE's and Earnings Yields for the stocks within our Fund. The earnings are the average of analysts estimates for the full year 2000. Two exceptions are for Berkshire Hathaway, for which I used 1999's actual earnings because there were no analysts estimates, and for Niagara Mohawk where I included the annual charges for its MRA, which is the amortization of an intangible regulatory asset that does not affect cash earnings.
         Stock                   PE      Earnings Yield
         ADVANTA "A"             4.53    22.07%
         ADVANTA "B"             3.16    31.65%
         BERKSHIRE H. "A"       44.83     2.23%
         BERKSHIRE H. "B"       44.00     2.27%
         COMMONWEALTH BK         9.06    11.03%
         SPRINT                 25.88     3.86%
         FREDDIE MAC            12.02     8.32%
         HARRIS FIN.            12.13     8.24%
         HOME DEPOT             40.00     2.50%
         INTEL                  42.31     2.36%
         KANSAS CITY SO.        17.53     5.71%
         LINDSAY                18.00     5.55%
         MBIA                    9.41    10.63%
         NIAGARA MOHAWK          5.60    17.87%
         POLARIS                 9.33    10.72%
         AT&T                   17.45     5.73%
         SABRE GRP.             13.57     7.73%
         MEDIA ONE              17.44     5.74%
         WORLDCOM               24.14     4.14%
         WILLOW GROVE BK        10.42     9.60%
         WRIGLEYS "B"           27.56     3.63%
         ZANY BRAINY            13.82     7.24%

         Portfolio Average      12.33     8.11%

       This table is convenient for answering the 3rd question on earnings by comparing our portfolio earnings to the general market and to bond rates. The PE for the Dow Jones stands at 18.7 on projected earnings. This means that our portfolio is at a 34% discount or in other words, it has an appreciation potential of 52% in order to match the Dow's average. During the past 20 years the Dow's Earnings Yields have averaged 79% of Bond Yields. Currently AAA-Bond Yields (Taxable) are around 6% while our portfolio's Earnings Yield is 8.11%. Our portfolio would appreciate 35% in order to only match Bond Yields today.
       This portfolio information is also applicable in valuing the holdings in our Fund. For example, if you owned $10,000 of Matthew 25 Fund shares then your investment has an Earnings Yield of 8.11% or its underlying earnings are $811. Obviously, the main goal of capitalism is to grow your capital, and when markets are as volatile as the past 12 months it becomes difficult to see progress. Measuring Earnings Yield is a prudent way to measure your progress.
       Three factors will grow your portfolio's earnings:
            (1) The company itself grow its earnings. This is the responsibility of the management and employees of the company, and is to be constantly analyzed by your Investment Adviser.
            (2) It is up to our Fund to own stocks that provide the most earnings now or in the foreseeable future per dollar invested. This is the responsibility of your Investment Adviser.
            (3)  Invest more.  This is your job.
If your investments' earnings are going up, then your capital will ultimately grow in value.
       As you will see in the following paragraphs, our fund owns stocks with quality earnings and superior strategies:

ADVANTA - Earnings have been growing aggressively the past two years. Loans made riskier but well managed. Current low price is due to government concerns over banks making sub-prime mortgage loans. Good dividends even with most of its earnings retained to improve credit rating and to grow business.

Berkshire Hathaway - Reported earnings understates true economic earnings. Operating income should show large increase this year. Earnings retained for investments, which are managed by top capitalist, Warren Buffett.

Commonwealth Bancorp - Earnings growing while earnings quality improving. Dividends increasing while all of retained earnings plus surplus capital used to buy-back shares. Company not getting bigger only better.

Sprint - Earnings growing. Small dividend with bulk of earnings being reinvested into its business.

Freddie Mac - Company has consistently grown earnings. Also provides steadily increasing dividends, while retaining majority of earnings. High rates of return on earnings kept for business growth or share repurchases.

Home Depot - Earnings growing 20% or better. Retains almost all of its earnings. Rate of return on retained earnings increased over past 5 years, which means company is getting bigger and better.

Intel - Has been a high earnings grower, but earnings quality is declining. Includes capital gains from investments in earnings now. Keeps almost all of earnings. Most of retained earnings reinvests in business, but some used for venture-capital. I would prefer that the v-c portion be paid in dividends. Stock too expensive for buy-back.



Kansas City Southern - Earnings growing strongly. Retains earnings for business and investments in other companies. Very successful in this strategy.

Lindsay Mfg. - Earnings are cyclical. Profitable during down cycle. Pays a modest dividend and has used majority of earnings to buy-back stock.

MBIA - Predictable earnings growth. Pays a respectable dividend with steady increases. Retains most of its earnings to finance growth and to maintain its AAA rating that is so vital to its business. Has recently bought some shares in open market due to undervalued price.

Niagara Mohawk - Corporate earnings stable. Earnings per share will rise due to aggressive stock buy-back and debt reduction. Will likely pay dividends when current program is complete.

Polaris - Strong history of earnings growth with solid plans to continue to grow earnings. Pays a fair dividend and then retains most of its earnings. Has an outstanding record of managing its capital. Invests in its business for growth and cost reduction, while maintaining meaningful stock buy-backs.

AT&T - Earnings in core business declining. Pays a steady dividend and then invests its retained earnings plus other capital into higher growth businesses. Strategy makes sense and is fair to shareholders if these divisions are spun off to the stock owners.

Sabre Holdings - Technology business generates good earnings, which it then invests in itself. Needs to show profit growth more than products growth to know if its strategy is correct.

Worldcom - High growth by acquisitions and retains all of its earnings to invests in its business. Has been very successful and its outlook is good.

Willow Grove Bank - Solid earnings with modest growth. Pays generous, growing dividends while profitably expanding business with excess capital and retained earnings. Current structure limits stock buy-backs.

Zany Brainy - Good earnings in 1999, but profits are still inconsistent. Any and all earnings will be invested in store expansion program. Time will tell if its concept works.

       Earnings matter and our portfolio has great earnings. So take advantage of our portfolio by buying more shares, because I do believe that you will be pleased. As always, thank you for allowing me to work for you.


                                        Best Regards,
                                        Mark Mulholland
                                        President
                                        7/31/00











                               MATTHEW 25 FUND,INC.
                         STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2000



ASSETS

 Investments in securities at value (cost $20,979,185)            $ 25,422,032
 Cash                                                                  253,488
 Receivable for dividends                                               79,348
                                                                     ___________
       TOTAL ASSETS                                                $ 25,754,868


LIABILITIES
 Accounts payable                                                        1,380
                                                                      __________
       TOTAL LIABILITIES                                                 1,380

NET ASSETS: (Equivalent to $10.267 per share based on
 2,508,351 shares of capital stock outstanding
 100,000,000 shares authorized, $0.1 par value)                   $ 25,753,488
                                                                    ============

COMPOSITION OF NET ASSETS

 Shares of common stock                                            $     25,084
 Paid-in capital                                                     20,738,039
 Net unrealized appreciation of investments                           4,442,847
 Retained Earnings                                                      547,518
                                                                     ___________

NET ASSETS, JUNE 30, 2000                                          $ 25,753,488
                                                                    ============






















                         THIS IS AN UNAUDITED STATEMENT
   The accompanying notes are an integral part of these financial statements.

                               MATTHEW 25 FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                      FOR THE PERIOD ENDED JUNE 30, 2000

                               Number of Shares  Historical Cost        Value
                               ________________  _______________   ____________

COMMON STOCKS
 Banks & Finance, 00.00%
  Advanta Corporation Class A       66,000     $   1,074,194      $    804,375
  Advanta Corporation Class B       36,000           476,363           306,000
  Commonwealth Bancorp, Inc.       100,000         1,367,282         1,187,500
  Harris Financial                   8,500            47,569            52,594
  Willow Grove Bancorp, Inc.       109,500         1,107,967         1,095,000
                                                 _______________    ____________
                                                   4,073,375         3,445,469

Communications, 00.00%
 AT&T Corporation                   35,000           901,728         1,111,250
 MCI WorldCom, Inc.*                19,000           370,098           871,625
 Mediaone Group, Inc.*               2,500           171,606           166,081
 Sprint Corporation                  7,000           420,250           360,500
                                                 _______________    ____________
                                                   1,863,682         2,509,456

Insurance, 0.00%
 MBIA, Inc.                         35,000         1,852,078         1,686,562
                                                 _______________    ____________
                                                   1,852,078         1,686,562
Manufacturing, 00.00%
 Intel Corp.                        32,000         1,476,753         4,278,000
 Lindsay Manufacturing Co.          20,000           293,051           392,500
 Polaris Industries, Inc.           53,500         1,763,111         1,712,000
 Wm. Wrigley Jr. Co., Class B          400            20,580            32,075
                                                 ______________    _____________
                                                   3,553,495         6,414,575
Mortgage securities, 00.00%
 Federal Home Loan                  90,500         3,377,099         3,665,250
                                                ______________     _____________
                                                   3,377,099         3,665,250
Miscellaneous, 0.00%
 Berkshire Hathaway, Class A*           23         1,142,503         1,237,400
 Berkshire Hathaway, Class B*          187           314,885           329,120
                                               ______________      _____________
                                                   1,457,388         1,566,520












                         THIS IS AN UNAUDITED STATEMENT
   The accompanying notes are an integral part of these financial statements.

                              MATTHEW 25 FUND, INC.
               SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
                      FOR THE PERIOD ENDED JUNE 30, 2000

                               Number of Shares  Historical Cost      Value
                               ________________  _______________    ____________

Retail, 0.00%
 Home Depot, Inc.                   17,000           241,992           850,000
 Zany Brainy                        50,000           197,986           131,250
                                                 _______________     ___________
                                                     439,978           981,250

Software / Internet, 0.00%
 Sabre Corporation                  36,500         1,429,958         1,040,250
                                                 _______________     ___________
                                                   1,429,958         1,040,250

Transportation, 0.00%
 Kansas City Southern Industries    22,800         1,172,367         2,022,075
                                                  ______________     ___________
                                                   1,172,367         2,022,075
Utilities, 0.00%
 Niagara Mohawk Power Corp.*       150,000         1,759,765         2,090,625
                                                 ______________   ____________
                                                   1,759,765         2,090,625


     TOTAL SECURITIES, 00.00%                   $ 20,979,185     $  25,422,032
                                                 ==============   ============

* Non-income producing security
























                         THIS IS AN UNAUDITED STATEMENT
   The accompanying notes are an integral part of these financial statements.


                                 MATTHEW  25  FUND, INC.
                                STATEMENT   OF   OPERATIONS
                                PERIOD ENDED JUNE 30, 2000

INVESTMENT INCOME
 Dividends                                                           $142,797
 Interest                                                               3,789
 Short-Term Gains                                                     205,364
                                                                     ________
     TOTAL INVESTMENT INCOME                                          351,950

EXPENSES
 Bank Fees                                                                175
 Insurance                                                             10,868
 Investment Advisory Fee                                              124,821
 IRA Expense                                                            5,235
 Marketing                                                              1,598
 Office Supplies                                                        2,285
 Postage                                                                1,380
 Registration and Filing Fees                                           1,854
 Software                                                               7,930
 Telephone                                                                605
 Other Expenses                                                         3,388
                                                                   ____________

     TOTAL EXPENSES                                                   160,139
                                                                   ____________

     INVESTMENT INCOME, NET                                           191,811
                                                                   ____________

NET REALIZED GAIN ON SECURITY TRANSACTIONS                            355,707

NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS               (1,229,814)
                                                                   ____________

     NET LOSS ON INVESTMENTS                                         (874,107)
                                                                   ____________

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(682,296)
                                                                   ============
















                         THIS IS AN UNAUDITED STATEMENT
   The accompanying notes are an integral part of these financial statements.


                                 MATTHEW 25 FUND, INC.
                        STATEMENT OF CHANGES IN NET ASSETS

                                         June 30, 2000       December 31, 1999
                                       __________________    __________________


INCREASE IN NET ASSETS FROM OPERATIONS
 Investment income (loss), net         $     191,811          $       (57,320)
 Net realized gain on securities
  transactions                               355,707                  198,979
 Net change in unrealized appreciation
  on investments                          (1,229,814)                 104,032
                                       __________________    __________________
NET (DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                   (682,296)                 245,691


DISTRIBUTIONS TO SHAREHOLDERS FROM
 Investment income, net                             0                       0
 Net realized gain on investments                   0                (141,659)
 Capital share transactions                 1,034,139               3,969,893
                                       __________________    ___________________
    NET INCREASE IN NET ASSETS                351,843               4,073,925

NET ASSETS, BEGINNING OF YEAR              25,401,645              21,327,720
                                       __________________    ___________________

NET ASSETS, END OF PERIOD              $   25,753,488         $    25,401,645
                                       ==================    ===================


                               MATTHEW 25 FUND, INC.
                           NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       NATURE OF OPERATIONS
 Matthew 25 Fund, Inc.("the Fund") was incorporated on August 28, 1995 and commenced operations on October 16, 1995. The Fund had no operations prior to the commencement of operations other than matters relating to its organization and registration as an open-end, non-diversified management investment company under the Investment Company Act of 1940 and its shares under the Security Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

 SECURITY VALUATIONS
 The Fund values investment securities, where market quotations are available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price.

                         THIS IS AN UNAUDITED STATEMENT
   The accompanying notes are an integral part of these financial statements.




                             MATTHEW 25 FUND, INC.
                      NOTES TO FINANCIAL STATEMENTS (Cont.)

 FEDERAL INCOME TAXES
 The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

 DISTRIBUTION TO SHAREHOLDERS
 The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

 OTHER
 The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

 ESTIMATES
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS
 The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, whereby Matthew 25 Management Corp. receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. Matthew 25 Management Corp. has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

 The management fee for the first six months of 2000, as computed pursuant to the investment advisory agreement, totaled $128,111. The Matthew 25 Management Corporation has agreed to accept as its advisory fee for the first six months of 2000 the amount it has been paid totaling $124,821 and to irrevocably waive any and all rights to the difference between actual management fees paid and fees per the agreement. The management fee waived for the first six months of 2000 was $3,290.

 Mr. Mark Mulholland is the sole owner, director and officer of Matthew 25 Management Corporation and is also the president of the Fund.

 In addition, Mr. Mulholland is a broker at Boenning and Scattergood, Inc. During the six months ending June 30, 2000, the Fund paid brokerage commission of $9,004 to Boenning & Scattergood, Inc. of which Mr. Mulholland received compensation totaling $3,534. Boenning & Scattergood, Inc. is not otherwise associated with Matthew 25 Fund, Inc. or Matthew 25 Management Corp. and is not responsible for any of the investment advice rendered to the Fund by Matthew 25 Management Corporation or Mr. Mulholland.

                         THIS IS AN UNAUDITED STATEMENT
   The accompanying notes are an integral part of these financial statements.

                             MATTHEW 25 FUND, INC.
                      NOTES TO FINANCIAL STATEMENTS (Cont.)

NOTE 3 INVESTMENTS
 For the six months ended June 30, 2000, purchases and sales of investment securities other than short-term investments aggregated $5,401,731 and $3,836,137 respectively. At June 30, 2000, the gross unrealized appreciation for all securities totaled $5,814,123 and the gross unrealized depreciation
 for  all  securities  totaled   $1,371,276 or a net unrealized appreciation of
 $4,442,847. The aggregate cost of securities for federal income tax purposes at June 30, 2000 was $20,979,185

NOTE 4 CAPITAL SHARE TRANSACTIONS
 As of June 30, 2000, there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $20,763,123. Transactions in capital stock were as follows for the period ending:


                                 June 30, 2000             December 31, 1999
                             _______________________     _____________________
                               Shares       Amount         Shares     Amount
                             __________   __________     __________ ___________
Shares sold                    119,426    $1,237,908       535,502  $5,687,487
Shares issued in reinvestment
 of dividends                        0             0        13,595     141,659
Shares redeemed                (19,465)     (203,770)     (173,281) (1,859,253)
                             __________   __________     __________ ___________
Net Increase                    99,961    $1,034,138       375,816  $3,969,893
                             ==========   ==========     ========== ===========



























                         THIS IS AN UNAUDITED STATEMENT
   The accompanying notes are an integral part of these financial statements.


           FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPPLEMENTAL DATA
             For a Share Outstanding throughout each Period Ended:
                  December 31,1999; 1998, 1997, 1996 and 1995
                                                                      For the
                                                                    period  from
                      June 30             December 31                  10/16/95
                      ________  __________________________________     through
                        2000     1999     1998      1997     1996      12/31/95
                        _____    _____    _____     _____    _____     ________
Net asset value,       $10.55   $10.49   $ 8.50    $ 6.11   $ 5.16    $  5.00
 beginning of period
Income from
 investment operations

 Net investment income   0.07    (0.03)   (0.02)     0.01     0.01      (0.01)
      (loss)

 Net gains on
  securities both
  realized and
  unrealized            (0.35)    0.15     2.22      2.41     0.95       0.17
                        _____    _____    _____     _____    _____      _____
Total from investment   10.27    10.61    10.70      8.53     6.12       5.16
 operations

Less, distributions

 Net investment
  income                  0               (0.02)    (0.01)   (0.01)

 Net realized gains
  on investments          0               (0.06)    (0.19)   (0.02)
                        _____    _____    _____     _____    _____      _____
Net Asset value,
 end of period        $ 10.27    10.55    10.49      8.50     6.11       5.16
                        ======   ======   ======    ======   ======     ======
Total return            -2.65%    1.08%   25.93%    39.65%   18.63%     17.43%*

Net assets,
 end of period        $25,753    25,402   21,328    10,579    1,421        106
  (000's Omitted)
Ratio of expenses to
 average net assets     1.25%*    1.22%    1.26%     1.26%    1.34%      2.00%*

Ratio of investment
 income, net to
 average assets         2.74%*   (0.24)%  (0.25)%    0.31%    0.44%      0.96%*
Portfolio turnover
 rate                  29.91%*   17.88%   30.64%     9.89%    2.52%       N/A

*Annualized
N/A- Disclosure not applicable to prior periods.




                         THIS IS AN UNAUDITED STATEMENT
   The accompanying notes are an integral part of these financial statements.


                               MATTHEW 25 FUND INC.
                               PERFORMANCE SUMMARY

     The graph below represents the changes in value for a $10,000.00 investment in the Matthew 25 Fund from its inception, October 16,1995, to years ending December 31st for 1995, 1996, 1997, 1998, and 1999, along with the first six months of 2000. These changes are then compared to a $10,000.00 investment in the Value Line Index, which is an index comprising of 1,617 stocks, for the same periods.


                Incep.   Yr.Ended Yr.Ended Yr.Ended Yr.Ended Yr.Ended 6Mos.Ended
                10/16/95 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  6/30/00
Matthew 25 Fund $10,000. $10,320. $12,247. $17,104. $21,539. $21,772.  $21,195
Value Line Indx $10,000. $10,287. $12,322. $15,827. $16,748. $18,517.  $19,184
________________________________________________________________________________

                            Matthew 25 Fund, Inc.

    22,000 -    .         .         .         .         .       (*)         .
           -                                           (*)                 (*)
    20,800 -    .         .         .         .         .        .          .
           -
V   19,600 -    .         .         .         .         .        .         [*]
           -                                                    [*]
a   18,400 -    .         .         .         .         .        .          .
           -
l   17,200 -    .         .         .        (*)        .        .          .
           -                                           [*]
u   16,000 -    .         .         .        [*]        .        .          .
           -
e   14,800 -    .         .         .         .         .        .          .
           -
    13,600 -    .         .         .         .         .        .          .
           -
    12,400 -    .         .        [*]        .         .        .          .
           -
    11,200 -    .         .         .         .         .        .          .
           -             [*]
    10,000 -   [*]        .         .         .         .        .          .
________________________________________________________________________________
            10/16/95  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  6/30/00

                                      Category

               (*)Matthew 25 Fund      [*]Value Line Index
   _____________________________________________________________________________

                                                                      Compounded
                 76 days  1 year   1 year   1 year   1 year   6 months  Average
                12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  6/30/00  Ann. Rate
                ________ ________ ________ ________ ________  ________ _________
Matthew 25 Fund   3.20%   18.68%   39.65%   25.93%    1.08%    -2.65%   17.23%
Value Line Index  2.87%   19.78%   28.45%    5.82%   10.56%     3.60%   14.79%


                         THIS IS AN UNAUDITED STATEMENT
   The accompanying notes are an integral part of these financial statements.